Supplemental Macro Charts 1Q26 1Q26 Macro Charts Exhibit 99.3

Trailing 7-Day MLS Clearance Rate[1]

MLS Data Filtered to Opendoor Markets and Buybox



Clearance Rate Bps
400
300
200
100
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2020
2021
2022
2023
2024
2025
2026

Trailing 7-Day MLS OD Price-Weighted Gross Clearance Rate[2]

MLS Data Filtered to Opendoor Markets and Buybox



Clearance Rate Bps
700
600
500
400
300
200
100
0
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2020
2021
2022
2023
2024
2025
2026

[1] Note: MLS Clearance Rate is defined as the number of daily contracts that enter pending status on the Multiple Listing Service (i.e. market listings), filtered for Opendoor's markets and buybox, divided by the number of active listings on the Multiple Listing Service, filtered for the same markets and buybox.

[2] Note: MLS OD Price-Weighted Gross Clearance Rate is defined as the number of daily contracts that enter pending status on the Multiple Listing Service (i.e. market listings), filtered for Opendoor's markets and buybox, divided by the number of active listings on the Multiple Listing Service, filtered for the same markets and buybox, and weighted by Opendoor's price point and market mix, defined by the distribution of Opendoor's listed inventory across price points and markets.

Opendoor | Supplemental Macro Charts 1Q26

1

Supplemental Macro Charts 1Q26 Trailing 7-Day MLS Contracts MLS Data Filtered to Opendoor Markets and Buybox 2 Trailing 7-Day MLS Active Listings MLS Data Filtered to Opendoor Markets and Buybox Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Supplemental Macro Charts 1Q26 Trailing 28-Day MLS Daily Delisting to Contract Ratio MLS Data Filtered to Opendoor Markets and Buybox; excludes California markets 3 Trailing 7-Day MLS New Listings MLS Data Filtered to Opendoor Markets and Buybox Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Supplemental Macro Charts 1Q26 30-Day Rolling Home Price Appreciation (HPA) Weighted to Opendoor Markets; Non-Seasonally Adjusted 4 YoY Rolling Home Price Appreciation (HPA) Weighted to Opendoor Markets; Non-Seasonally Adjusted Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec

Supplemental Macro Charts 1Q26 Trailing 28-Day Average of Daily New Delistings MLS Data Filtered to Opendoor Markets and Buybox; excludes California markets 5 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec